UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026
_______________________________________________________
SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
SPY001 SKYLINE Part A Induction Topline Results
On April 13, 2026, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing positive initial 12-week induction topline data from Part A of the Phase 2 SKYLINE trial of SPY001 for the treatment of moderate-to-severely active ulcerative colitis (“UC”). The Company will host a conference call and webcast today, Monday, April 13, 2026 at 8:00 a.m., Eastern Time, to discuss the topline data from Part A of the Phase 2 SKYLINE trial of SPY001.
A copy of the press release and data presentation that will be referenced on the call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On April 13, 2026, the Company announced positive initial 12-week induction topline data from Part A of the Phase 2 SKYLINE trial of SPY001 for the treatment of moderate-to-severely active UC. Additionally, the Company announced that recruitment for Part A of the SKYLINE Trial is now closed and enrollment is open for Part B, which includes three monotherapy cohorts (SPY001, SPY002, and SPY003) and three combination cohorts (SPY120, SPY130, and SPY230) into which participants may be randomized versus a shared placebo. Proof-of-concept induction data for the remaining cohorts of Part A are now expected mid-2026 (SPY002) and Q3 2026 (SPY003). Part B induction data (all cohorts) remain on track for 2027.
SPY001 SKYLINE Part A Induction Topline Results
Initial 12-week findings from SKYLINE Part A demonstrated that SPY001 met or exceeded all key objectives.
Efficacy: SPY001 achieved the primary endpoint, demonstrating a statistically significant reduction in the Robarts Histopathology Index (“RHI”) score of 9.2 points (p<0.0001). Rates of key secondary endpoints of clinical remission and endoscopic improvement were clinically meaningful.

Endpoint	Week 12 Result
Change in RHI from baseline Primary endpoint	-9.2 (p<0.0001)
Clinical remission rate	40%
Endoscopic improvement rate	51%
Change in Modified Mayo Score	-3.7
Safety: SPY001 was well tolerated with a safety profile consistent with the α4β7 class. There were six subjects with treatment-emergent adverse events during the induction treatment period, with one serious adverse event (“SAE”), deemed not drug-related. The most common adverse event (“AE”) (occurring in ≥ 2 patients) was back pain (n=2).

SPY001 (n=43)
Subjects with any AE (n, %)	6 (14%)
Severe (Grade ≥ 3) AE	1 (2%)*
Drug-related AE	0
AE leading to study discontinuation	0
SAE	1 (2%)*
Drug-related SAE	0
AEs of special interest	0
Death	0
*Chest pain in a 68-year-old male with history of coronary artery disease and angina on nitroglycerin prn, type 2 diabetes mellitus, hypertension, and hypercholesterolemia who presented with chest pain and was ruled out for a myocardial infarction
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding: the Company’s ongoing and future clinical development activities, including Spyre’s plans for and timing of cohort initiation and data readouts for the ongoing SKYLINE trial and ongoing SKYWAY trial and enrollment of clinical trials; the inclusion of each rational combination in Part B of the SKYLINE Phase 2 platform trial; and Spyre’s business plans, milestones, strategy and goals. The words “opportunity,” “potential,” “milestones,” “pipeline,” “strategy,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “might,” “plan,” “possible,” “predict,” “should,” “will,” “would,” and similar expressions (including the negatives of these terms) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with the Company’s interpretation of data and the Company’s clinical trials for its product candidates; the potential for interim data not being delivered within expected time frames or final data not being consistent with or different than the interim data reported for our programs; the potential impact of Trump Administration policies and changes in law on our business; and those uncertainties and factors described in Spyre's most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors included in the Company’s other filings it makes with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Spyre Therapeutics, Inc. regarding Data, dated April 13, 2026.

99.2	Spyre Therapeutics, Inc. Data Presentation, dated April 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	April 13, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer